UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 24, 2018
Date of Report (Date of earliest event reported)

ENERGY TRANSFER PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	1-31219	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8111 Westchester Drive, Suite 600, Dallas, Texas 75225
(Address of principal executive offices) (Zip Code)

(214) 981-0700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 24, 2018, Heritage Holdings, Inc. a Delaware corporation (“HHI”) and ETP Holdco Corporation, a Delaware corporation (“ETP Holdco”, and together with HHI, the “ETP Entities”), each of whom are indirect wholly owned subsidiaries of Energy Transfer Partners, L.P. (the “Partnership”) entered into a Common Unit Repurchase Agreement (the “Repurchase Agreement”) with Sunoco LP, a Delaware limited partnership (“SUN”). Pursuant to the terms of the Repurchase Agreement, SUN has agreed to repurchase from HHI 14,189,021 common units representing limited partnership interests in SUN (the “SUN Common Units”) and to repurchase from ETP Holdco 3,097,838 SUN Common Units (collectively, the “Subject Units”). The cash consideration for the Subject Units will be equal to (i) $31.2376, the volume-weighted average trading price of SUN Common Units on the New York Stock Exchange for the ten (10) trading days immediately preceding the date hereof, multiplied by (ii) the number of Subject Units.

Each of the ETP Entities has made certain representations and warranties in the Repurchase Agreement, including, among others, representations and warranties as to its organization, authorization to enter into the Repurchase Agreement, ownership of the Subject Units, and necessary consents and approvals. SUN has also made certain representations and warranties in the Repurchase Agreement. The Repurchase Agreement provides that the closing will take place on February 7, 2018, or such other dates as the parties may mutually agree. In the event the closing has not occurred before February 28, 2018, the Repurchase Agreement may be terminated by SUN, HHI or ETP Holdco by written notice to the other parties. Immediately after the closing, SUN will cancel the Subject Units.

Following the closing of the transactions contemplated by the Repurchase Agreement, the Partnership and its subsidiaries (including HHI and ETP Holdco) will continue to own 26,200,809 SUN Common Units, representing an approximate 26.5% limited partner interest in SUN.

This report may include certain statements concerning expectations for the future that are forward-looking statements as defined by federal law. Such forward-looking statements are subject to a variety of known and unknown risks, uncertainties, and other factors that are difficult to predict and many of which are beyond management’s control. An extensive list of factors that can affect future results are discussed in the Partnership’s Annual Report on Form 10-K and other documents filed from time to time with the Securities and Exchange Commission. The Partnership undertakes no obligation to update or revise any forward-looking statement to reflect new information or events.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER PARTNERS, L.P.

		By:	Energy Transfer Partners GP, L.P.
its General Partner

		By:	Energy Transfer Partners, L.L.C.
its General Partner

Date:	January 30, 2018	By:	/s/ Thomas E. Long
		Name:	Thomas E. Long
		Title:	Chief Financial Officer